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                                                                       EXHIBIT 3


                             JOINT FILING AGREEMENT

             Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the amendment to the Statement on Schedule 13D with respect to the securities of ePlus, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

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                                                          Dated: January 11, 2002

THAYER EQUITY INVESTORS III, L.P.,                        TC PLUS, LLC,
a Delaware limited partnership                            a Delaware limited liability company

By:     TC Equity Partners, L.L.C.,
        a Delaware limited liability company,                           /s/ Barry E. Johnson
        its General Partner                                      -------------------------------
                                                                        Barry E. Johnson
                                                                        Authorized Representative
               /s/ Barry E. Johnson
        ------------------------------------
               Barry E. Johnson
               Secretary, Treasurer and
               Chief Financial Officer


TC EQUITY PARTNERS, L.L.C.,
a Delaware limited liability company

               /s/ Barry E. Johnson
        ------------------------------------
               Barry E. Johnson
               Secretary, Treasurer and
               Chief Financial Officer


        /s/ Barry E. Johnson                                             /s/ Barry E. Johnson
--------------------------------------------                    ----------------------------------
FREDERIC V. MALEK                                                CARL J. RICKERTSEN
By:     Barry E. Johnson                                         By:    Barry E. Johnson
        Attorney-in-fact                                                Attorney-in-fact


        /s/ Barry E. Johnson
--------------------------------------------
PAUL G. STERN
By:     Barry E. Johnson
        Attorney-in-fact
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